SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2008 (August 15, 2008)

____________________

GLEN ROSE PETROLEUM CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	001-10179	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

One Energy Square, Suite 200
4925 Greenville Avenue, Dallas, TX 75206
(Address of Principal Executive Offices)

214-800-2663
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by Glen Rose Petroleum Corporation (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item. 2.02	Results of Operations and Financial Condition

On August 15, 2008, Glen Rose Petroleum Corporation issued a press release that summarized operational results and financial condition from its Form 10-Q for the period ending June 30, 2008, filed August 15, 2008.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item. 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 15, 2008, Glen Rose Petroleum Corporation restated its financial statements for the three-month period ending June 30, 2007, as noted in Note 11 to its financial statements included in its Form 10-Q for the period ending June 30, 2008.  The restatement was made primarily to reclass the gain on forgiveness of debt from a related party to equity.

The impact of such statement to the financial statements at June 30, 2007 is:

	As of June 30, 2007
	As Originally
	Presented	As Restated
Consolidated Condensed Balance Sheet
Total current assets	$217,868	$217,868
Total assets	6,084,742	6,084,742
Total current liabilities	4,228,800	4,228,800
Total liabilities	5,066,282	5,066,282
Accumulated deficit	(42,880,280)	(43,194,152)
Total stockholder's equity	$1,018,460	$1,018,460

	For Three Months Ended
	June 30, 2007
	As Originally
	Presented	As Restated
Consolidated Condensed Statement of Operations
Total revenue	$3,860	$3,860
Total operating costs and expenses	443,644	443,644
Loss from operations	(439,784)	(439,784)
Net income (loss)	118,866	(195,006)
Net income (loss) per share:
Basic and Diluted	$0.02	$(0.03)

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 –	Press release dated August 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2008

GLEN ROSE PETROLEUM CORPORATION

By:	/s/ Joseph F. Langston Jr.
Joseph F. Langston Jr., President